Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-3 Month Treasury Bond ETF
iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 1-5 Year Investment Grade Corporate Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Investment Grade Corporate Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF iShares 20+ Year Treasury Bond ETF iShares 25+ Year Treasury STRIPS Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares BBB Rated Corporate Bond ETF
iShares BB Rated Corporate Bond ETF iShares Biotechnology ETF
iShares Blockchain and Tech ETF iShares Breakthrough Environmental Solutions ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares Climate Conscious & Transition MSCI USA ETF
iShares CMBS ETF
iShares Convertible Bond ETF iShares Copper and Metals Mining ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 5-10 Year USD Bond ETF

iShares Core 10+ Year USD Bond ETF

iShares Core 30/70 Conservative Allocation ETF

iShares Core 40/60 Moderate Allocation ETF

iShares Core 60/40 Balanced Allocation ETF

iShares Core 80/20 Aggressive Allocation ETF

iShares Core Dividend ETF
iShares Core Dividend Growth ETF
iShares Core High Dividend ETF
iShares Core International Aggregate Bond ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Europe ETF iShares Core MSCI International Developed Markets ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Japan ETF
iShares Cybersecurity and Tech ETF iShares Dow Jones U.S. ETF
iShares Emerging Markets Infrastructure ETF iShares Energy Storage & Materials ETF iShares Environmental Infrastructure and Industrials ETF
iShares Environmentally Aware Real Estate ETF
iShares ESG Advanced High Yield Corporate Bond ETF
iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Total USD Bond Market ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF
iShares ESG Aware 30/70 Conservative Allocation ETF
iShares ESG Aware 40/60 Moderate Allocation ETF
iShares ESG Aware 60/40 Balanced Allocation ETF
iShares ESG Aware 80/20 Aggressive Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF iShares ESG Aware MSCI USA Growth ETF
iShares ESG Aware MSCI USA Small-Cap ETF iShares ESG Aware MSCI USA Value ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI KLD 400 ETF

iShares ESG MSCI USA Leaders ETF

iShares ESG Optimized MSCI USA ETF

iShares ESG Optimized MSCI USA Min Vol Factor ETF

iShares ESG Select Screened S&P 500 ETF

iShares ESG Select Screened S&P Mid-Cap ETF

iShares ESG Select Screened S&P Small-Cap ETF

iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Exponential Technologies ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Future AI & Tech ETF
iShares Future Metaverse Tech and Communications ETF
iShares Genomics Immunology and Healthcare ETF iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF iShares Global Equity Factor ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF
iShares High Yield Systematic Bond ETF
iShares iBonds 1-5 Year Corporate Ladder ETF iShares iBonds 1-5 Year High Yield and Income Ladder ETF iShares iBonds 1-5 Year TIPS Ladder ETF iShares iBonds 1-5 Year Treasury Ladder ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF
iShares iBonds 2028 Term High Yield and Income ETF
iShares iBonds 2029 Term High Yield and Income ETF
iShares iBonds 2030 Term High Yield and Income ETF iShares iBonds 2031 Term High Yield and Income ETF
iShares iBonds 2032 Term High Yield and Income ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF
iShares iBonds Dec 2025 Term Treasury ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF
iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF
iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF
iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF iShares iBonds Dec 2029 Term Muni Bond ETF
iShares iBonds Dec 2029 Term Treasury ETF iShares iBonds Dec 2030 Term Corporate ETF iShares iBonds Dec 2030 Term Muni Bond ETF iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Dec 2031 Term Corporate ETF
iShares iBonds Dec 2031 Term Muni Bond ETF
iShares iBonds Dec 2031 Term Treasury ETF
iShares iBonds Dec 2032 Term Corporate ETF iShares iBonds Dec 2032 Term Treasury ETF
iShares iBonds Dec 2033 Term Corporate ETF
iShares iBonds Dec 2033 Term Treasury ETF iShares iBonds Dec 2034 Term Corporate ETF
iShares iBonds Dec 2034 Term Treasury ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares iBonds Dec 2035 Term Corporate ETF
iShares iBonds Dec 2035 Term Treasury ETF
iShares iBonds Dec 2044 Term Treasury ETF
iShares iBonds Dec 2045 Term Treasury ETF
iShares iBonds Dec 2054 Term Treasury ETF
iShares iBonds Dec 2055 Term Treasury ETF
iShares iBonds Oct 2025 Term TIPS ETF
iShares iBonds Oct 2026 Term TIPS ETF
iShares iBonds Oct 2027 Term TIPS ETF
iShares iBonds Oct 2028 Term TIPS ETF
iShares iBonds Oct 2029 Term TIPS ETF
iShares iBonds Oct 2030 Term TIPS ETF
iShares iBonds Oct 2031 Term TIPS ETF
iShares iBonds Oct 2032 Term TIPS ETF
iShares iBonds Oct 2033 Term TIPS ETF iShares iBonds Oct 2034 Term TIPS ETF
iShares iBonds Oct 2035 Term TIPS ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF

iShares International Developed Real Estate ETF

iShares International Developed Small Cap Value Factor ETF

iShares International Dividend Growth ETF

iShares International Equity Factor ETF

iShares International Select Dividend ETF

iShares International Small-Cap Equity Factor ETF
iShares International Treasury Bond ETF

iShares Investment Grade Corporate Bond BuyWrite Strategy ETF

iShares Investment Grade Systematic Bond ETF

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares JPX-Nikkei 400 ETF
iShares Large Cap 10% Target Buffer Mar ETF
iShares Large Cap 10% Target Buffer Jun ETF
iShares Large Cap 10% Target Buffer Sep ETF
iShares Large Cap 10% Target Buffer Dec ETF
iShares Large Cap Accelerated Outcome ETF
iShares Large Cap Max Buffer Mar ETF
iShares Large Cap Max Buffer Jun ETF
iShares Large Cap Max Buffer Sep ETF
iShares Large Cap Max Buffer Dec ETF

iShares Latin America 40 ETF

iShares LifePath Retirement ETF

iShares LifePath Target Date 2030 ETF

iShares LifePath Target Date 2035 ETF

iShares LifePath Target Date 2040 ETF

iShares LifePath Target Date 2045 ETF

iShares LifePath Target Date 2050 ETF

iShares LifePath Target Date 2055 ETF

iShares LifePath Target Date 2060 ETF

iShares LifePath Target Date 2065 ETF

iShares LifePath Target Date 2070 ETF

iShares Lithium Miners and Producers ETF

iShares Long-Term National Muni Bond ETF

iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Multisector Tech ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF iShares MSCI Emerging Markets Quality Factor ETF iShares MSCI Emerging Markets Value Factor ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF
iShares MSCI Global Quality Factor ETF
iShares MSCI Global Sustainable Development Goals ETF iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF
iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Value ETF
iShares MSCI Kokusai ETF iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF
iShares MSCI Norway ETF
iShares MSCI Peru and Global Exposure ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA Min Vol Factor ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF iShares MSCI USA Quality GARP ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF
iShares MSCI USA Value Factor ETF iShares MSCI World Small-Cap ETF iShares Nasdaq-100 ex Top 30 ETF iShares Nasdaq Top 30 Stocks ETF
iShares National Muni Bond ETF iShares Neuroscience and Healthcare ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares Paris-Aligned Climate Optimized MSCI USA ETF iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
iShares Preferred and Income Securities ETF
iShares Residential and Multisector Real Estate ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF iShares Russell 2000 BuyWrite ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF iShares S&P 500 3% Capped ETF iShares S&P 500 BuyWrite ETF
iShares S&P 500 ex S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Select U.S. REIT ETF
iShares Self-Driving EV and Tech ETF iShares Semiconductor ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
iShares Systematic Bond ETF
iShares Texas Equity ETF
iShares Top 20 U.S. Stocks ETF
iShares TIPS Bond ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF iShares U.S. Digital Infrastructure and Real Estate ETF
iShares U.S. Energy ETF iShares U.S. Equity Factor ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF iShares U.S. Manufacturing ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF iShares U.S. Regional Banks ETF
iShares U.S. Small-Cap Equity Factor ETF
iShares U.S. Technology ETF
iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF
iShares U.S. Transportation ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF iShares US Small Cap Value Factor ETF iShares USD Green Bond ETF
iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on June 11, 2025.